                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             HealthGrades.com, Inc.
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:


     (2) Form, schedule or registration statement no.:


     (3) Filing party:


     (4) Date filed:

                             HEALTHGRADES.COM, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Dear Stockholder:

     It is my pleasure to invite you to attend a Special Meeting of Stockholders of HealthGrades.com, Inc., to be held at the Sheraton Denver West, 360 Union Boulevard, Lakewood, Colorado, on Friday, November 10, 2000 at 8:00 a.m. local time. The meeting will be held for the following purposes:

        1. To vote upon a proposal to amend our certificate of incorporation to change our name to Health Grades, Inc.

        2. To act upon such other matters as may properly come before the meeting.

     Holders of record of our common stock at the close of business on October 13, 2000 are entitled to receive this notice and to vote at the meeting or any adjournment.

     Your vote is important. Whether or not you plan to attend the meeting, we urge you to complete, sign and return your proxy card as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are not able to attend the meeting. You may revoke your proxy and vote in person at the meeting if you so desire.

                                           /s/ Patrick M. Jaeckle
                                           Patrick M. Jaeckle
                                           President and Secretary

October 18, 2000

                             HEALTHGRADES.COM, INC.
                               44 UNION BOULEVARD
                                   SUITE 600
                            LAKEWOOD, COLORADO 80228

                                PROXY STATEMENT

     This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of HealthGrades.com, Inc. for a special meeting of stockholders to be held on November 10, 2000. We are first mailing copies of this proxy statement, the attached notice of special meeting of stockholders and the enclosed form of proxy on or about October 18, 2000.

     At the special meeting, holders of our common stock will vote upon a proposal to amend our certificate of incorporation to change our name to Health Grades, Inc.

     Our Board of Directors has fixed the close of business on October 13, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting or any adjournment of the special meeting. Accordingly, you may vote at the special meeting only if you are a holder of record of common stock at the close of business on the record date. As of the record date, 21,547,204 shares of common stock were issued and outstanding.

     If you complete and return your proxy card and we receive it at or prior to the special meeting, your shares will be voted in accordance with your directions. You can specify your choices by marking the appropriate box on the enclosed proxy card. If your proxy card is signed and returned without directions, the shares will be voted for approval of the proposal to amend our certificate of incorporation to change our name to Health Grades, Inc. You may revoke your proxy at any time before it is voted at the meeting by sending a notice of revocation to our Secretary, executing a later-dated proxy or voting by ballot at the meeting.

     The holders of a majority of our common stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     Holders of common stock are entitled to one vote per share on all matters properly brought before the meeting. The proposal to amend our certificate of incorporation to change our name to Health Grades, Inc. requires the affirmative vote of the holders of a majority of our outstanding shares of common stock. Abstentions and broker "non-votes" will have the same effect as shares voted against the proposal.

     The Board of Directors is not aware of any matters that will be brought before the meeting other than those described in this proxy statement. However, if any other matters properly come before the meeting, the persons named on the enclosed proxy card will vote in accordance with their best judgment on such matters.

OWNERSHIP OF OUR COMMON STOCK BY CERTAIN PERSONS

     The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 14, 2000 by (i) each person known to us to own beneficially more than five percent of our common stock (including such person's address), (ii) our five most highly paid executive officers during 1999 (iii) each director and (iv) all directors and executive officers as a group.

                                                             NUMBER OF SHARES         PERCENT OF
NAME OF BENEFICIAL OWNER                                    BENEFICIALLY OWNED   OUTSTANDING SHARES(1)
------------------------                                    ------------------   ---------------------
Kerry R. Hicks(2).........................................       2,453,612               10.9
Patrick M. Jaeckle(3).....................................       1,903,318                8.5
D. Paul Davis(4)..........................................         429,539                2.0
David G. Hicks(5).........................................         410,220                1.9
Timothy D. O'Hare(6)......................................         368,439                1.7
Parag Saxena(7)...........................................       5,690,250               24.7
Marc S. Sandroff(8).......................................       4,050,000               17.9
Leslie S. Matthews, M.D.(9)...............................          85,116                  *
Peter H. Cheesbrough(10)..................................          54,345                  *
Mats Wahlstrom(11)........................................         146,677                  *
Chancellor V, L.P.(12)....................................       5,690,250               24.7
Essex Woodlands Health Ventures Fund IV, L.P.(13).........       4,050,000               17.9
All directors and executive officers as a Group (13
  persons)(14)............................................      16,604,595               63.5

------------------

  * Less than one percent.

 (1) Applicable percentage of ownership is based on 21,546,204 shares of common stock outstanding on September 14, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of stock options exercisable currently or within 60 days of September 14, 2000 are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except for shares held jointly with a person's spouse or subject to applicable community property laws, or as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder.

 (2) Includes 10,000 shares of common stock held by The David G. Hicks Irrevocable Children's Trust, warrants to purchase 350,000 shares and 698,194 shares underlying stock options. Does not include 60,000 shares of common stock held by The Hicks Family Irrevocable Trust, for which shares Mr. Hicks disclaims beneficial ownership. Mr. Hicks' address is HealthGrades.com, Inc., 44 Union Boulevard, Suite 600, Lakewood, CO, 80228.

 (3) Includes warrants to purchase 175,000 shares and 688,194 shares underlying stock options. Does not include 100,000 shares of common stock held by The Patrick M. Jaeckle Family Irrevocable Children's Trust, for which shares Mr. Jaeckle disclaims beneficial ownership. Mr. Jaeckle's address is HealthGrades.com, Inc., 44 Union Boulevard, Suite 600, Lakewood, CO 80228.

 (4) Includes warrants to purchase 17,500 shares and 305,040 shares underlying stock options.

 (5) Includes warrants to purchase 17,500 shares and 266,439 shares underlying stock options.

 (6) Includes 368,439 shares underlying stock options.

 (7) Includes 4,215,000 shares and 1,475,250 shares underlying warrants held by Chancellor V, L.P. Mr. Saxena is a Managing Director of INVESCO Private Capital, Inc., the Managing Member of IPC Direct Associates V, L.L.C., which is the General Partner of Chancellor V, L.P. Mr. Saxena's address is INVESCO Private Capital, Inc., 1166 Avenue of the Americas, New York, NY 10036.

 (8) Includes 3,000,000 shares and 1,050,000 shares underlying warrants held by Essex Woodlands Health Ventures Fund IV, L.P. (the "Fund"). Mr. Sandroff is a Managing Director of Essex Woodlands Health Ventures Fund IV, L.L.C., which is the General Partner of the Fund. Mr. Sandroff's address is Essex Woodlands Health Ventures, 190 South LaSalle Street, Suite 2800, Chicago, IL 60603.

 (9) Includes 43,333 shares underlying stock options.

(10) Includes 53,345 shares underlying stock options.

(11) Includes 46,677 shares underlying stock options.

(12) Includes warrants to purchase 1,475,250 shares. The address of Chancellor V, L.P. is 1166 Avenue of the Americas, New York, NY 10036. See note 7.

(13) Includes warrants to purchase 1,050,000 shares. The address of Essex Woodlands Health Ventures Fund IV, L.P. is 190 South LaSalle Street, Suite 2800, Chicago, IL 60603. See note 8.

(14) Includes warrants to purchase 3,085,250 shares and 2,502,995 shares underlying stock options.

          PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO CHANGE
                        OUR NAME TO HEALTH GRADES, INC.

     Our Board has adopted and is recommending to our stockholders for their approval at the special meeting, a resolution to amend Article One of our Amended and Restated Certificate of Incorporation to read as follows:

1. CORPORATE NAME.  The name of the corporation is Health Grades, Inc.

     We changed our name last year from Specialty Care Network, Inc. to HealthGrades.com, Inc. to reflect the change in our focus from physician practice management to Internet health care. However, because of the way our business has developed, we believe that the inclusion of ".com" in our name suggests a more limited business than we currently have. The services that we offer involve not only the provision of health care information on the Internet, but also include the provision of data to payors and employers, licensing of our trademark and data for use by highly rated providers and direct consulting to providers. In addition, the division of "HealthGrades" into two separate words should improve the ease of reference for our stockholders and customers.

     If the proposed name change is adopted, we intend to use the trade name Health Grades in our communications with stockholders and the investment community. We will also continue to use the name Health Grades in our principal Internet site.

     If this amendment is adopted, you will not be required to exchange your outstanding stock certificates for new certificates.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND
                        OUR CERTIFICATE OF INCORPORATION

                           ADVANCE NOTICE PROCEDURES

     In accordance with our bylaws, notice relating to nominations for directors or proposed business to be considered at the 2001 annual meeting of stockholders must be given no earlier than March 22, 2001 nor later than April 21, 2001. These requirements do not affect the deadline for submitting stockholder proposals for inclusion in the proxy statement, nor do they apply to questions a stockholder may wish to ask at the meeting. Stockholders may request a copy of the bylaw provisions discussed above from the Secretary, HealthGrades.com, Inc., 44 Union Boulevard, Suite 600, Lakewood, Colorado 80228.

                             STOCKHOLDER PROPOSALS

     Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. Any proposal that an eligible stockholder desires to have presented at the 2001 annual meeting of stockholders concerning a proper subject for inclusion in the proxy statement and for consideration at the annual meeting will be included in our proxy statement and related proxy card if we receive it no later than January 24, 2001.

                            SOLICITATION OF PROXIES

     We will pay the cost of solicitation of proxies for the special meeting. In addition to the mailing of the proxy material, such solicitation may be made, without extra compensation, in person or by telephone or telecopy by our directors, officers or regular employees.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                            /s/ Patrick M. Jaeckle
                                            Patrick M. Jaeckle
                                            President and Secretary

Dated: October 18, 2000

(FRONT)

                             HEALTHGRADES.COM, INC.

              SPECIAL MEETING OF STOCKHOLDERS -- NOVEMBER 10, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints KERRY R. HICKS and PATRICK M. JAECKLE with full power of substitution, proxies of the undersigned to represent the undersigned and to vote all shares of Common Stock of HealthGrades.com, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of HealthGrades.com, Inc. to be held at the Sheraton Denver West, 360 Union Boulevard, Lakewood, Colorado, at 8:00 a.m. Mountain Time on November 10, 2000 and at any adjournment thereof, subject to the directions indicated on the reverse.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(REVERSE)

A.   [X] Please mark your votes as in this example

1.   Proposal to amend the Company's Amended and Restated       FOR  AGAINST  ABSTAIN
     Certificate of Incorporation to change the name of the     [ ]    [ ]      [ ]
     Company to Health Grades, Inc.

2. To vote on such other matters that may properly come before the meeting.

     IF NO DIRECTIONS ARE GIVEN, THE SHARES WILL BE VOTED FOR THE PROPOSAL
              TO APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.
   THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO
         ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR
                    ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING
                 AND PROXY STATEMENT OF HEALTHGRADES.COM, INC.







Signature:___________________________ Signature if held jointly:___________________________ Date:_________

Note: Please sign this proxy exactly as name(s) appears hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signed as a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more persons, all such persons should sign.